Equity Investments	12 Months Ended
Dec. 31, 2024
Equity Method Investments and Joint Ventures [Abstract]
Equity Investments

3. EQUITY INVESTMENTS

Investment in Canada Jetlines Operations Ltd.:

On June 28, 2021, the Company completed the spin-out pursuant to the Arrangement under which the Company transferred 75% of shares of Jetlines to GlobalX shareholders. At that time, GlobalX retained 25% of the shares issued and outstanding of Jetlines and accounts for the investment in accordance with the equity method.

On September 11, 2024, Canada Jetlines Operations Ltd. filed an Assignment in Bankruptcy after finding that it would be unable to secure financing to continue with its Proposal under the Bankruptcy and Insolvency Act. BDO Canada Limited was assigned as Trustee of the bankrupt estate. Prior to bankruptcy, the Company held approximately 7% ownership of Jetlines. As a result of the filing, Jetlines shares were deemed to be worthless with its outstanding shares cancelled in accordance with its Proposal under the Bankruptcy and Insolvency Act.

The Company had provided a guarantee for one of their aircraft and as a result it settled a $1.3 million obligation with lessor of related aircraft during the year ended December 31, 2024, as recorded in current liabilities and non-operating expenses on the Company’s Consolidated Balance Sheet and Statement of Operations, respectively.